Exhibit 10.1

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This First Amendment to Term Loan Agreement (this “Amendment”) is dated as of December 8, 2016, and is among the Lenders identified on the signature pages hereof, AMERICAN AGCREDIT, PCA, as administrative agent for the Lenders (in that capacity, “Agent”), BOISE CASCADE COMPANY, a Delaware corporation (“Boise Cascade”), and the Subsidiaries of Boise Cascade identified as Borrowers on the signature pages hereof (such Subsidiaries, together with Boise Cascade, “Borrowers”).

WHEREAS, the Lenders, Agent, and Borrowers entered into a Term Loan Agreement dated as of March 30, 2016 (as amended, restated, supplemented, or otherwise modified before the date of this Amendment, the “Term Loan Agreement”); and

WHEREAS, Boise Cascade desires that Agent, the Lenders and the Voting Participants amend the Term Loan Agreement as set forth herein. Agent, the Lenders and the Voting Participants are willing to make the foregoing amendment subject to the terms of this Amendment.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Defined terms used but not defined in this Amendment are as defined in the Term Loan Agreement.

2.    Amendment. Subject to the satisfaction of the conditions to the First Amendment Effective Date set forth in Section 4 hereof, Borrowers, Agent, the Lenders and the Voting Participants hereby agree as follows:

(a)    Section 2.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
2.1    Term Loan. Subject to the terms and conditions of this Agreement, (a) on the Closing Date each Lender with a Term Loan Commitment made (severally, not jointly or jointly and severally) term loans (collectively, the “Term Loan”) to Borrowers in an aggregate amount equal to $75,000,000, which Term Loan may be prepaid (in whole or in part) and reborrowed in accordance with the terms of this Agreement, and (b) beginning on the First Amendment Effective Date and through December 31, 2019, to the extent prepayments of the Term Loan are made on or prior to December 31, 2018, the aggregate principal amount prepaid on or prior to December 31, 2018 may be reborrowed in accordance with Section 2.2(c) in up to three (3) Borrowings (each such reborrowing, a “Redrawable Term Borrowing”), in minimum amounts of $10,000,000 each, on any Business Day requested by the Borrower pursuant to Section 2.2, and each Lender with a Term Loan Commitment agrees to make (severally, not jointly or jointly and severally) an amount equal to such Lender’s Pro Rata Share of the requested Borrowing (so long as such amount will not cause the aggregate outstanding amount of such Lender’s portion of the Term Loan to exceed such Lender’s Term Loan Commitment) by making such amount available to Agent in immediately available funds, to the deposit account of Agent identified on Schedule A-1, not later than 2:00 p.m. (Chicago time) on the requested Funding Date. Each Borrowing under the Term Loan may be made as Base Rate Loans or LIBOR Rate Loans, as requested by Borrowers in the applicable Loan Notice. The outstanding unpaid principal balance and all accrued and unpaid interest on the Term Loan shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date of the acceleration of the

Term Loan in accordance with the terms hereof. All principal of, interest on, and other amounts payable in respect of the Term Loan shall constitute Obligations. Any Term Loan Lender may request that any portion of its Term Loan Commitment or the Term Loan made by it be evidenced by one or more promissory notes. In such event, Borrowers shall promptly execute and deliver to such Term Loan Lender the requested promissory notes payable to the order of such Term Loan Lender in substantially the form attached hereto as Exhibit N-1. Thereafter, the portion of the Term Loan Commitments and Term Loan evidenced by such promissory notes and interest thereon shall at all times be represented by one or more promissory notes in such form payable to the order of the payee named therein.
(b)    In Section 2.2 of the Term Loan Agreement:
(i)    the phrase “or on the applicable Funding Date” is added immediately following the phrase “on the Closing Date” in the first sentence of clause (b).
(ii)    a new clause (c) is hereby added immediately following clause (b), to read as follows:
(c)    Procedure for Borrowing. Each Borrowing shall be made pursuant to a written Loan Notice executed by an Authorized Person and delivered to Agent. Such notice must be received by Agent no later than noon (Chicago time) on (i) the Business Day prior to the date that is the requested Funding Date, in the case of any Base Rate Loan and (ii) the date that is three (3) Business Days prior to the date that is the requested Funding Date, in the case of any LIBOR Rate Loan. At Agent’s election, in lieu of delivering the above-described written Loan Notice, any Authorized Person may give Agent telephonic notice of such request by the required time. In such circumstances, each Borrower agrees that any such telephonic notice will be confirmed in writing pursuant to a written Loan Notice within 24 hours of the giving of such telephonic notice, but the failure to provide such written confirmation shall not affect the validity of the request.

(iii)    a new clause (d) is hereby added immediately following new clause (c), to read as follows:

(d)    Making of Loans.

(i)    Agent shall notify the Lenders with a Term Loan Commitment, not later than 3:00 p.m. (Chicago time) on the Business Day on which a Borrowing is requested, by telecopy, telephone, or other similar form of transmission, of the requested Borrowing. Each Lender with a Term Loan Commitment shall make the amount of such Lender’s Pro Rata Share of the requested Borrowing available to Agent in immediately available funds, to Agent’s Account, not later than noon (Chicago time) on the Funding Date applicable thereto. After Agent’s receipt of the proceeds of such Borrowings, Agent shall make the proceeds thereof available to Borrowers on the applicable Funding Date by transferring immediately available funds equal to such proceeds received by Agent to the Designated Account; provided, however, that, Agent shall not be obligated to (but may in its discretion) request any Lender with a Term Loan Commitment to make any Borrowing if it has knowledge that, and no such Lender shall have the obligation to make any Borrowing, if one or more of the applicable conditions precedent set forth in Section 3 will not be satisfied on the requested Funding Date for the applicable Borrowing unless such condition has been waived. After giving effect to the Borrowing made on the Closing Date, no more than three (3) additional Borrowings may be made on the Term Loan.
(ii)    Unless Agent receives notice from a Lender with a Term Loan Commitment prior to 11:00 a.m. (Chicago time) on the date of a Borrowing, that such Lender will not make available as and when required hereunder to Agent for the account of Borrowers the amount of that Lender’s Pro Rata Share of the Borrowing, Agent may assume that each Lender with a Term Loan Commitment has made or will make such amount available to Agent in immediately available funds on the Funding Date and Agent may (but shall not be so required), in reliance upon such assumption, make available to Borrowers on such date a corresponding amount. If such amount is so made available and is made available to Borrowers on such date, such payment to Agent shall constitute such Lender’s Borrowing on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to Agent on the Business Day following the Funding Date, and such amount has been advanced to Borrowers, then Agent will notify Borrowers of such failure to fund and, upon demand by Agent, Borrowers shall pay such amount to Agent for Agent’s account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Borrowings composing such Borrowing.
(c)    Section 2.3(c)(i) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
(i)    The Term Loan Commitments originally terminated on the Closing Date upon the initial funding of the Term Loan. To the extent one or more voluntary prepayments of the Term Loan are made on or prior to December 31, 2018, the Term Loan Commitments shall, so long as no Redrawable Term Borrowing has yet occurred, be automatically reinstated in an amount corresponding to the aggregate amount of such prepayments (and each Term Loan Lender’s Term Loan Commitment shall be reinstated in an amount corresponding to its Pro Rata Share of such aggregate reinstated amount). Any such reinstated amount shall (x) be reduced Dollar for Dollar by the funded amount of any Redrawable Term Borrowing and (y) terminate upon the earlier of: (A) the funding of three (3) successive Redrawable Term Borrowings and (B) December 31, 2019.
(d)    The following paragraph is hereby added to the end of Section 2.7 of the Term Loan Agreement:
The Borrowers agree to pay to Agent, for the ratable account of those Lenders with unused Term Loan Commitments, on the fifth Business Day of each calendar quarter from and after the First Amendment Effective Date up to January 5, 2020, an unused line fee in an amount equal to 0.325% times the average daily amount of the unused Term Loan Commitments during the preceding calendar quarter (or portion thereof).
(e)    The following new Section 3.5 is hereby added immediately following Section 3.4 of the Term Loan Agreement:
3.5    Conditions Precedent to all Extensions of Credit. The obligation of the Lender Group (or any member thereof) to make any Redrawable Term Borrowings hereunder after the Closing Date at any time shall be subject to the following conditions precedent:

(a)    the representations and warranties of each Borrower or its Subsidiaries contained in this Agreement or in the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);
(b)    no Default or Event of Default shall have occurred and be continuing on the date of such extension of credit, nor shall either result from the making thereof; and
(c)    Agent shall have received a duly executed Loan Notice.
(f)    Clause (l) of Section 6.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
(l)    other unsecured Indebtedness in an aggregate principal amount not to exceed $100,000,000 (the “Add-On Debt”), so long as (i) after giving effect to the incurrence of such Indebtedness on a pro forma basis, (x) the Borrowers would be in compliance with the financial covenants set forth in Section 7 and (y) no Default or Event of Default shall have occurred and be continuing and (ii) any such Indebtedness shall have a final maturity date no earlier than August 1, 2022;
(g)    Clause (m) of Section 6.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
(m)    either (but not both; provided that a combination of the following up to an aggregate principal amount not in excess of $350,000,000 plus capitalized interest, fees, and expenses, incurred in connection therewith shall be permitted) of the following: (i) Permitted Senior Indebtedness in respect of the Existing Senior Notes or (ii) Refinancing Indebtedness of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof);
(h)    Section 6.7(a) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to any Specified

Indebtedness or the Add-On Debt, except (a) regularly scheduled payments of principal, interest and fees (but only, with respect to Specified Indebtedness that is Subordinated Indebtedness and/or any permitted Refinancing Indebtedness in respect thereof, to the extent not otherwise prohibited under any subordination agreement or intercreditor agreement relating to such Indebtedness), and (b) any prepayment, redemption, retirement, defeasance or acquisition of Specified Indebtedness or the Add-On Debt (together with, in each case, any accrued interest and premiums thereon); provided that in the case of clause (b), the Payment Conditions are satisfied both immediately before and immediately after giving effect to the prepayment, redemption, retirement, defeasance or acquisition of such Specified Indebtedness or Add-On Debt (as the case may be).
(i)    Section 6.7(c)(vii) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
(vii) in the case of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) results in the Obligations not constituting “Senior Indebtedness” (or the equivalent) under the Indenture;
(j)    Section 6.13 of the Term Loan Agreement is hereby amended to add the following phrase immediately after the phrase “to finance the Acquisition”:
“, to repay existing Indebtedness, for general corporate purposes,”
(k)    The following definitions are hereby added to Schedule 1.1 of the Term Loan Agreement in the appropriate alphabetical order:
“Add-On Debt” the meaning specified therefor in Section 6.1(l) of the Agreement.
“Funding Date” means the Business Day on which a Borrowing occurs.
“Loan Notice” means a Loan Notice substantially in the form of Exhibit D-1.
“Redrawable Term Borrowing” has the meaning specified therefor in Section 2.1 of the Agreement.
(l)    The definition of “Borrowing” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Borrowing” means a borrowing consisting of a portion of the Term Loan made on the same day by the Lenders (or Agent on behalf thereof).
(m)    The definition of “Existing Senior Notes” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Existing Senior Notes” means the 5.625% senior unsecured notes due 2024 issued by Boise Cascade on August 29, 2016, in the original aggregate principal amount of $350,000,000.
(n)    The definition of “Indenture” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Indenture” means that certain Indenture dated as of August 29, 2016, among Boise Cascade, certain guarantors party thereto, and U.S. Bank National Association, as Trustee, as amended, amended and restated, supplemented or otherwise modified from time to time to the extent permitted by this Agreement.
(o)    The definition of “Permitted Senior Indebtedness” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Permitted Senior Indebtedness” means Indebtedness of any Loan Party which refinances all Indebtedness in respect of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), in any aggregate principal amount of not less than $250,000,000 and not greater than $350,000,000, all pursuant to an indenture and guaranty agreements, as applicable, and on terms and conditions acceptable to Agent and the Required Lenders, such terms and conditions to include, but not be limited to, the following:
(a)    no portion of the principal of such Indebtedness shall be required to be paid, whether by stated maturity, mandatory or scheduled prepayment or redemption or otherwise, prior to the date that is 90 days after the scheduled Maturity Date, other than in the event of (i) a default under such Indebtedness, (ii) a change of control of Boise Cascade or (iii) certain asset sales or similar liquidity events, in each case subject to the standstill and the lien subordination provisions described in clause (e) below;
(b)    such Indebtedness may be secured by a first-priority Lien only on assets not exceeding the scope of the Notes Priority Collateral Assets (so long as Agent, for the benefit of the Lenders, is granted a second-priority Lien on all such assets) and by a second-priority Lien on any other Collateral;
(c)    the documents, instruments and other agreements pursuant to which such Indebtedness shall be issued or outstanding shall not be more restrictive than those contained in this Agreement or the other Loan Documents taken as a whole or conflict with or violate the covenants or otherwise create Defaults under this Agreement or the other Loan Documents;
(d)    upon giving pro forma effect to the incurrence of such Indebtedness and the repayment of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), Boise Cascade shall be in pro forma compliance with the financial covenants set forth in Section 7 hereof and, if the Existing ABL Facility is still in effect, such Indebtedness is permitted to be incurred thereunder; and
(e)    such Indebtedness shall be subject to an intercreditor agreement reasonably acceptable to Agent and the Required Lenders addressing, among other things, (i) the priority of the Liens securing such Indebtedness and the Obligations and the payment of proceeds from such collateral, (ii) a customary standstill by the holders of such Indebtedness as to remedies against the Collateral and the Notes Priority Collateral Assets, (iii) waivers by the holders of such Indebtedness of rights to contest validity or priority of Liens of Agent or the Lenders or object to dispositions of Collateral (including an affirmative agreement by such holders to release Liens of such holders in the event of a disposition of Collateral approved by Agent) (and in each case reciprocal similar waivers and agreements regarding the Liens on the Notes Priority Collateral Assets), (iv) waiver of rights to object to the use of cash collateral or sale of Collateral, and restrictions on certain claims and actions, in any proceeding under any Debtor Relief Laws by the holders of such Indebtedness (and in each case reciprocal similar waivers and agreements regarding the Liens on the Notes Priority Collateral Assets), and (v) restrictions on amendments to, or consents, waivers or other modifications with respect to, the documents evidencing such Indebtedness (and, at the election of the holders of such Indebtedness, reciprocal restrictions on the Loan Documents).
(p)    Clause (h) in the definition of “Refinancing Conditions” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
(h)    if the Indebtedness being extended, renewed or refinanced is the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), (i) each of the conditions set forth in the proviso to the definition of “Subordinated Indebtedness” shall be met mutatis mutandis for the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) and (ii) upon giving pro forma effect to the incurrence of such Refinancing Indebtedness and the repayment of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), Boise Cascade shall be in pro forma compliance with the financial covenants set forth in Section 7 hereof and, if the Existing ABL Facility is still in effect, such Refinancing Indebtedness is permitted to be incurred thereunder.
(q)    The definition of “Specified Indebtedness” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Specified Indebtedness” means the Existing Senior Notes, Permitted Senior Indebtedness, Subordinated Indebtedness and/or any other permitted Refinancing Indebtedness in respect of any of the foregoing.
(r)    The definition of “Subordinated Indebtedness” in Section 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:
“Subordinated Indebtedness” means any subordinated debt securities issued by Boise Cascade in connection with permitted Refinancing Indebtedness of the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof); provided that (i) such subordinated debt securities do not mature earlier than, or require any scheduled payment of principal, sinking fund payment or similar payment prior to, the date that is 90 days after the scheduled Maturity Date, (ii) the Indebtedness in respect of such subordinated debt securities is not guaranteed by any Person that did not guarantee (and is not permitted by this Agreement to provide a guaranty) the Indebtedness evidenced by the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof), (iii) the aggregate principal amount of such subordinated debt securities does not exceed $350,000,000, (iv) such subordinated debt securities are unsecured and are not supported by any letter of credit or other similar credit enhancement, (v) the terms and conditions of such subordinated debt securities and any Subordinated Indebtedness Documents in respect thereof (including subordination provisions, covenants, events of default and any provisions relating to any mandatory redemption or required offer to repurchase such subordinated debt securities) are no less favorable in any material respect to the Loan Parties and the Lenders than the terms and conditions of the Indebtedness evidenced by the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) and the Existing Senior Notes Documents in respect of such Indebtedness, and (vi) the Indebtedness evidenced by the Existing Senior Notes (or any permitted Refinancing Indebtedness in respect thereof) and being refinanced by such subordinated debt securities is repaid on the same date that such subordinated debt securities are issued.
(s)    The street address for American AgCredit, PCA in Exhibit B-1 and Exhibit C-1 is hereby revised to read “400 Aviation Blvd. #100.”
(t)    A new Exhibit D-1 is hereby added to the Term Loan Agreement in the form of Exhibit D-1 attached hereto.
3.    Representations. To induce Agent and the Lenders to enter into this Amendment, each Borrower hereby represents to Agent and the Lenders as of the date hereof as follows:

(a)    that such Borrower is duly authorized to execute and deliver this Amendment, and that each Loan Party is duly authorized to perform its obligations under the Loan Documents to which it is a party;

(b)    that the execution and delivery of this Amendment by such Borrower do not and will not violate any material provision of federal, state or local law or regulation applicable to it or of their respective Governing Documents, or of any order, judgment, or decree of any court or other Governmental Authority binding on them;

(c)    that this Amendment is a legal, valid, and binding obligation of each Loan Party hereto, enforceable against such Loan Party in accordance with its terms, except as enforcement is limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally;

(d)    that, as of the First Amendment Effective Date and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Term Loan Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof), in each case with the same effect as if such representations and warranties had been made on the First Amendment Effective Date, except to the extent that any such representation or warranty expressly relates to an earlier date; and

(e)    that, as of the First Amendment Effective Date and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.    Conditions. This Amendment shall become effective on the date of fulfillment, to the satisfaction of Agent and each Lender, of each of the following conditions precedent (such date, the “First Amendment Effective Date”):

(a)    This Amendment shall have been executed and delivered by Agent, each Lender, each Voting Participant and Borrowers, and acknowledged by the Guarantors,

(b)    Agent shall have received duly executed amendments to the Mortgages adding a future advance provision in those jurisdictions where necessary in Agent’s reasonable discretion,

(c)    Agent shall have received endorsements to the ALTA mortgagee title insurance policies relating to the Mortgages adding a future advance provision,

(d)    Agent shall have received a true, correct and complete copy of that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 8, 2016 with respect to the Existing ABL Facility, in form and substance reasonably satisfactory to Agent, and

(e)    Agent shall have received evidence reasonably satisfactory to it that Borrowers shall have paid all fees and expenses that are due and payable in connection with this Amendment.

5.    Miscellaneous. (a) This Amendment is governed by, and is to be construed in accordance with, the laws of the State of New York. Each provision of this Amendment is severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

(b)    This Amendment binds Agent, the Lenders and Borrowers and their respective successors and assigns, and will inure to the benefit of Agent, the Lenders and Borrowers and the successors and assigns of Agent and each Lender.

(c)    Except as specifically modified by the terms of this Amendment, all other terms and provisions of the Term Loan Agreement and the other Loan Documents are incorporated by reference in this Amendment and in all respects continue in full force and effect. Each Borrower, by execution of this Amendment, and each Guarantor, by acknowledgement of this Amendment, hereby reaffirms, assumes, and binds themselves to all applicable obligations, duties, rights, covenants, terms, and conditions that are contained in the Term Loan Agreement (as amended hereby) and the other Loan Documents (including the granting of any Liens for the benefit of Agent and the Lenders).

(d)    This Amendment is a Loan Document. Each Borrower acknowledges that Agent’s reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with this Amendment constitute Lender Group Expenses.

(e)    The parties may sign this Amendment in several counterparts, each of which will be deemed to be an original but all of which together will constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES TO FOLLOW]

The parties are signing this First Amendment to Term Loan Agreement as of the date stated in the introductory clause.

BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to First Amendment to Term Loan Agreement]

AMERICAN AGCREDIT, PCA,
as a Lender and as Agent

By:    /s/ Michael J. Balok
Name:    Michael J. Balok
Title:    Vice President

[Signature page to First Amendment to Term Loan Agreement]

NORTHWEST FARM CREDIT SERVICES, PCA,
as a Lender

By:    /s/ Jeremy A. Roewe
Name:    Jeremy A. Roewe
Title:    Vice President

[Signature page to First Amendment to Term Loan Agreement]

COBANK, FCB,
as a Voting Participant

By:    /s/ Dan Terrill
Name:    Dan Terrill
Title:    Vice President

[Signature page to First Amendment to Term Loan Agreement]

Acknowledged and Agreed:

BOISE CASCADE WOOD PRODUCTS HOLDINGS CORP.,
a Delaware corporation, as a Guarantor

By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

CHESTER WOOD PRODUCTS LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller
MONCURE PLYWOOD LLC,
a Delaware limited liability company, as a Guarantor
By:    /s/ Kelly Hibbs
Name:    Kelly Hibbs
Title:    Vice President and Controller

[Signature page to First Amendment to Term Loan Agreement]

EXHIBIT D-1
FORM OF LOAN NOTICE
[Date]

To:	American AgCredit, PCA 200 Concourse Blvd.
Santa Rosa, CA 95403
Attention: Mike Balok
The undersigned, on behalf of the applicable Borrowers, refers to that certain Term Loan Agreement (the “Term Loan Agreement”) dated as of March 30, 2016, by and among the lenders identified on the signature pages thereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), American AgCredit, PCA, as the arranger and administrative agent for the Lenders (“Agent”), and Boise Cascade Company, a Delaware corporation, Boise Cascade Building Materials Distribution, L.L.C., a Delaware limited liability company, and Boise Cascade Wood Products, L.L.C., a Delaware limited liability company, as borrowers (the “Borrowers”), and hereby gives you irrevocable notice pursuant to Section 2.2 of the Term Loan Agreement that the undersigned hereby requests a Redrawable Term Borrowing under the Term Loan Agreement and sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.2 of the Term Loan Agreement:

(i)	The Business Day of the Proposed Borrowing is ________, ________.

(ii)	The aggregate principal amount of the Proposed Borrowing is $__________.

(iii)	The Loans to be made pursuant to the Proposed Borrowing shall be initially maintained as [Base Rate Loans] [LIBOR Rate Loans].

(iv)	[The initial Interest Period for the Proposed Borrowing is [one month] [two months] [three months].
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:
(A)the representations and warranties of each Borrower or its Subsidiaries contained in the Term Loan Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of the Proposed Borrowing, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date);
_________________________
1 Shall be a Business Day and shall be at least one Business Day in the case of Base Rate Loans and at least three Business Days in the case of LIBOR Rate Loans, in each case, after the date hereof.
2 To be included for a Proposed Borrowing of LIBOR Rate Loans.

(B)no Default or Event of Default shall have occurred and be continuing on the date of the Proposed Borrowing, nor shall either result from the making thereof; and
(C)(i) the Payment Conditions (as defined in the Existing ABL Facility) have been satisfied both immediately before and immediately after giving effect to the Proposed Borrowing and (ii) the Obligations under the Term Loan Agreement and the Liens in favor of Agent securing such Obligations are permitted under the Indenture.

Very truly yours,
BOISE CASCADE COMPANY,
a Delaware corporation, as a Borrower

By:
Name:
Title:

BOISE CASCADE BUILDING MATERIALS DISTRIBUTION, L.L.C.,
a Delaware limited liability company, as a Borrower

By:
Name:
Title:

BOISE CASCADE WOOD PRODUCTS, L.L.C.,
a Delaware limited liability company, as a Borrower

By:
Name:
Title: